                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A-1


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




                                 June 27, 1996
                                 Date of Report
                       (Date of earliest event reported)




                            Exsorbet Industries, Inc
- --------------------------------------------------------------------------------
           (Exact name of Registrant as specified in its charter)


                                     Idaho
                 (State or other jurisdiction of incorporation)



             0-25970                                   82-0464589
            ---------                                 ------------
   (Commission file number)                (IRS employer identification no.)


     4294 Lakeland, Suite 200
        Jackson, Mississippi                                 39208
       ----------------------                               -------
(Address of principal executive offices)                   (Zip code)



                                 (601) 936-4440
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         (a) On June 27, 1996, Exsorbet Industries, Inc. (the "Company") entered into a Stock Exchange Agreement by and between the Company, KR Acquisition, Inc., an Arkansas corporation and wholly owned subsidiary of the Company ("Acquisition"), KR Industrial Service of Alabama, Inc., Kenneth R. McDonald, Carolyn McDonald, and Kenneth A. Flatt, Jr. Pursuant to the terms of the Agreement, the Company beneficially acquired all of the outstanding common stock of KR Industrial Service of Alabama, Inc., an Alabama corporation, which is an environmental industrial services company ("KR Industrial"). The stock was actually acquired by Acquisition. Acquisition and KR Industrial Service of Alabama are filing articles of merger. The stock of KR Industrial was acquired from its sole shareholders, Kenneth R. McDonald, Carolyn McDonald and Kenneth
A. Flatt, Jr. In return, Kenneth and Carolyn McDonald received 545,338 shares of the Company's common stock, par value $.001 per share (the "Company"). The Board of Directors of the Company determined this consideration to be fair and reasonable by determining the fair market value of KR Industrial to be $2,120,000. The value of the Common Stock at closing, based on a five day closing price prior to closing, was $3.8875. The amount of Common Stock provided was representative of the fair market value of the company acquired. At the time of the Agreement, the Company entered into employment agreements with Kenneth R. McDonald, Carolyn McDonald, and Kenneth A. Flatt, Jr.
Kenneth R. McDonald will receive cash compensation of $100,000 annually. Mr. McDonald was also granted stock options which will vest and be exercisable based upon his achieving successful sales goals to be established by the Company. Carolyn McDonald will receive cash compensation of $50,000 annually. Kenneth A. Flatt, Jr. will receive cash compensation of $52,000.00 plus three percent of gross revenues based on sales generated by Mr. Flatt. Kenneth R. McDonald has also been appointed an executive vice-president of the Company.

         (b) The assets acquired in the acquisition have been used as an operating facility for KR Industrial. The assets include personal property, inventory, and accounts receivables, as well as certain leased real property. The Company will continue to make the same use of both the leased real property used by KR Industrial and the personal property as existed prior to the acquisition.

ITEM 7.  FINANCIAL STATEMENTS.

         FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.


                    K.R. INDUSTRIAL SERVICE OF ALABAMA, INC.

                              FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1995 AND 1994

                                      WITH

                          INDEPENDENT AUDITOR'S REPORT

                    K.R. INDUSTRIAL SERVICE OF ALABAMA, INC.


                               TABLE OF CONTENTS


                                                                    Page
                                                                   ------
Independent Auditor's Report                                         1

Financial Statements

  Balance sheets                                                     2

  Statements of income                                               3

  Statements of stockholders' equity                                 4

  Statements of cash flows                                           5

  Notes to financial statements                                    6 - 11


                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders
K.R. Industrial Service of Alabama, Inc.
Double Springs, Alabama

We have audited the accompanying balance sheets of K.R. INDUSTRIAL SERVICE OF ALABAMA, INC. as of DECEMBER 31, 1995 AND 1994, and the related statements of income, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of K.R. Industrial Service of Alabama, Inc., as of December 31, 1995 and 1994, and the results of their operations and cash flows for the years then ended, in conformity with generally accepted accounting principles.



                                        /s/ COOPER, SHUFFIELD & COMPANY



Little Rock, Arkansas
August 9, 1996

                    K.R. INDUSTRIAL SERVICE OF ALABAMA, INC.

                                 BALANCE SHEETS

                           DECEMBER 31, 1995 AND 1994

                                     ASSETS

                                                             1995                  1994
                                                           ----------           -----------
 Current Assets

    Cash                                                   $   64,294           $      -
    Accounts receivable - trade (net of factored
       accounts totaling $263,830 and $158,907
       at 1995 and 1994, respectively)                        175,132                73,176
    Other                                                       1,725                   563
                                                           ----------           -----------
 Total Current Assets                                         241,151                73,739
                                                           ----------           -----------
 Other Assets
    Other                                                       3,175                  -
                                                           ----------           -----------
 Property and Equipment
    Machinery and equipment                                   873,933               351,734
    Office equipment and furniture                             29,620                29,620
    Transportation equipment                                  232,390               264,997
    Leasehold improvements                                     19,405                 7,700
    Property held under capital leases                      1,327,478               825,363
                                                           ----------           -----------
                                                            2,482,826             1,479,414
    Less accumulated depreciation                             364,811               247,681
                                                           ----------           -----------
 Net Property and Equipment                                 2,118,015             1,231,733
                                                           ----------           -----------



 Total Assets                                              $2,362,341            $1,305,472
                                                           ==========            ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                  1995                 1994
                                                              -----------        --------------
 Current Liabilities

    Current maturities of long-term debt                       $  126,045            $   42,676
    Obligations under capital leases, current                     230,197               123,002
    Notes payable                                                    -                   24,312
    Accounts payable                                              190,099               118,769
    Other current liabilities                                      67,992                36,646
                                                               ----------            ----------
 Total Current Liabilities                                        614,333               345,405
                                                               ----------            ----------


 Long-Term Liabilities
    Long-term debt, less current maturities                       217,356               144,860
    Obligations under capital leases, less
       current portion                                            471,624               279,097
                                                               ----------            ----------
 Total Long-Term Liabilities                                      688,980               423,957
                                                               ----------            ----------


 Stockholders' Equity
    Common stock, $1 par value;
       1,000 shares authorized, issued and
       outstanding                                                  1,000                 1,000
    Additional paid-in capital                                    204,712               204,712
    Retained earnings                                             853,316               330,398
                                                               ----------            ----------
 Total Stockholders' Equity                                     1,059,028               536,110
                                                               ----------            ----------
 Total Liabilities and Stockholders' Equity                    $2,362,341            $1,305,472
                                                               ==========            ==========





   The accompanying notes are an integral part of these financial statements.

                    K.R. INDUSTRIAL SERVICE OF ALABAMA, INC.

                              STATEMENTS OF INCOME

                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994



                                                                  1995                  1994
                                                               ----------            ----------
 Sales                                                         $3,578,384            $2,088,483


 Cost of Sales                                                  1,817,551             1,168,003
                                                               ----------            ----------

 Gross Profit                                                   1,760,833               920,480
                                                               ----------            ----------

 Expenses
    Operating                                                     374,962               189,359
    General and administrative                                    757,520               429,887
    Marketing                                                       4,340                 2,092
                                                               ----------            ----------
 Total Expenses                                                 1,136,822               621,338
                                                               ----------            ----------

 Income from Operations                                           624,011               299,142
                                                               ----------            ----------

 Other Income (Expenses)
    Interest expense                                             (152,871)              (98,913)
    Gain (loss) on sale of assets                                  71,928               (13,130)
                                                               ----------            ----------
 Total Other Income (Expenses)                                    (80,943)             (112,043)
                                                               ----------            ----------


 Net Income                                                    $  543,068            $  187,099
                                                               ==========            ==========





   The accompanying notes are an integral part of these financial statements.

                    K.R. INDUSTRIAL SERVICE OF ALABAMA, INC.

                       STATEMENTS OF STOCKHOLDERS' EQUITY

                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994



                                                                      Additional                             Total
                                                      Common           Paid-In         Retained           Stockholders'
                                                      Stock            Capital         Earnings              Equity
                                                   ------------      -----------     -----------          ------------
 Balance at January 1, 1994                        $      1,000      $     -          $  151,501          $    152,501

    Net Income - 1994                                                                    187,099               187,099

    Contributed Capital                                                  204,712                               204,712


    Distributions to Stockholders                                                         (8,202)               (8,202)
                                                   ------------      -----------     -----------          ------------

 Balance at December 31, 1994                             1,000          204,712         330,398               536,110


    Net Income - 1995                                                                    543,068               543,068

    Distributions to Stockholders                                                        (20,150)              (20,150)
                                                   ------------      -----------     -----------          ------------

 Balance at December 31, 1995                      $      1,000      $   204,712     $   853,316          $  1,059,028
                                                   ============      ===========     ===========          ============





   The accompanying notes are an integral part of these financial statements.

                    K.R. INDUSTRIAL SERVICE OF ALABAMA, INC.

                            STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                                               1995                 1994
                                                                           -----------           -----------
 Cash flows from Operating Activities:
    Net income                                                             $   543,068           $   187,099
    Adjustments to reconcile net income to
       net cash provided by operating activities:
          Depreciation                                                         129,733                94,603
          (Gain) loss on sale of property and equipment                        (71,928)               13,130
    Changes in assets and liabilities:

       Accounts receivable                                                    (103,118)               62,565
       Other assets                                                             (3,175)                  100
       Accounts payable                                                         71,330                 4,937
       Accrued expenses                                                         31,346               (60,266)
                                                                           -----------           -----------
 Net Cash Provided (Used) by Operating Activities                              597,256               302,168
                                                                           -----------           -----------


 Cash Flows from Investing Activities:
    Proceeds from sale of property and equipment                               186,854                  -
    Purchase of property and equipment                                      (1,130,941)             (261,603)
                                                                           -----------           -----------
 Net Cash Provided (Used) by Investing Activities                             (944,087)             (261,603)
                                                                           -----------           -----------

 Cash Flows from Financing Activities:
    Net borrowings (repayments) on notes payable                                (5,500)               24,282
    Repayments of long-term debt                                              (332,624)             (222,118)
    Proceeds from new borrowings on long-term debt                             769,399               164,143
    Distributions to stockholders                                              (20,150)               (8,202)
                                                                           -----------           -----------

 Net Cash Provided (Used) by Financing Activities                              411,125               (41,895)
                                                                           -----------           -----------

 Increase (Decrease) in Cash and Cash Equivalents                               64,294                (1,330)


 Cash and Cash Equivalents - Beginning of Year                                    -                    1,330
                                                                           ------------          -----------

 Cash and Cash Equivalents - End of Year                                   $     64,294          $      -
                                                                           ============          ============

Supplemental Disclosure of Cash Flow Information:

                                                                              1995                  1994
                                                                           ------------         -------------
 Cash paid during the year for:
    Interest                                                               $    152,871         $      98,913
                                                                           ============         =============


Supplemental Schedule of Non-Cash Investing and Financing Activities:

                                                                              1995                  1994
                                                                           ------------         -------------

 Note payable due from stockholder converted
    to additional paid-in capital                                          $       -                $ 204,712
                                                                           ============          ============





   The accompanying notes are an integral part of these financial statements.

                    K.R. INDUSTRIAL SERVICE OF ALABAMA, INC.

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994


1.       Summary of Significant Accounting Policies

         a.      Business Activity

                 K.R. Industrial Service of Alabama, Inc., (the "Company") was incorporated in December 1992. The Company is an environmental service company specializing in hazardous spill containment and clean-up. Offices are located in Double Springs, Mobile, Wilsonville and Decatur, Alabama and serves clients primarily in the southeastern region of the United States.

         b.      Cash and Cash Equivalents

                 The Company considers all investments with a maturity of three months or less to be cash equivalents.

         c.      Property and Equipment

                 Depreciation is provided by the straight-line method over the estimated useful lives of the various assets. Amortization of equipment purchased under capitalized lease obligations is included in depreciation expense. Expenditures for maintenance and repairs are charged to operations; major expenditures for renewals and betterments are capitalized and depreciated over their useful lives.

                 The estimated useful lives of property and equipment for purposes of computing depreciation are as follows:

                    Machinery and equipment                     5 to 20 years
                    Office equipment and furniture              7 to 15 years
                    Transportation equipment                    5 to 10 years
                    Leasehold improvements                      20 to 30 years

                    K.R. INDUSTRIAL SERVICE OF ALABAMA, INC.

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994


1.       Summary of Significant Accounting Policies (Continued)

         d.      Income Taxes

                 Effective January 1, 1994, the Company elected by unanimous consent of the shareholders to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under such election, the Company's federal and state taxable income or loss are passed on to the individual shareholders. Therefore, no provision or liability for income tax has been included in these financial statements.

         e.      Management Estimates

                 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at December 31, 1995 and 1994, and revenues and expenses for the years then ended. The actual outcome of the estimates could differ from those estimates made in the preparation of the financial statements.

         f.      Fair Value

                 The stated value of the Company's long-term debt approximates the fair value based on the current rates offered to the Company for debt of the same remaining maturities.

         g.      Concentration of Credit Risk

                 The Company's financial instruments that are exposed to concentrations of credit risk consist primarily of accounts receivable - trade. Due to the nature of the services that are provided, credit checks of potential clients are performed when feasible. However, the Company does monitor its accounts receivable closely and utilizes its personnel in the collection process of any overdue accounts. See Note 2.

                    K.R. INDUSTRIAL SERVICE OF ALABAMA, INC.

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994


2.       Accounts Receivable

         In August 1994 the Company entered into an arrangement to sell, or factor, certain of its trade accounts receivable to a finance organization. The initial agreement was amended in August 1995.
         Under the agreement the Company receives an initial payment of seventy percent of the amount of the accounts receivable purchased. The remainder of the receivable is remitted upon collection net of certain fees equal to a minimum of 3.25 percent and a maximum of 7.75 percent of the amount purchased. The agreement expires in August 1997.

         Accounts receivable, net of factored accounts are as follows:


                                                                           1995                 1994
                                                                       ------------         -------------
          Gross accounts receivable                                    $    438,962          $    232,083
          Factored accounts                                                 263,830               158,907
                                                                       ------------         -------------

          Net Accounts Receivable                                      $    175,132         $      73,176
                                                                       ============         =============

3.       Note Payable - Stockholder

         During 1994, the Company satisfied a debt to the stockholder in a non-cash transaction which resulted in an addition to the additional paid-in capital of the Company in the amount of $204,712.

4.       Notes Payable - Bank and Other

         Notes payable - bank and other consist of the following:

                                                                             1995                   1994
                                                                       --------------           -------------
         8.9% note payable to a bank, in monthly
            installments of $706, including interest,
            secured by a vehicle                                       $         -              $       1,395

         Note payable to a vendor, non-interest
            bearing, in monthly installments of
            $1,583, secured by equipment                                        -                      17,417

         Note payable to an individual, non-interest
            bearing, due on demand, secured by
            equipment                                                           -                       5,500
                                                                       -------------            -------------

                                                                       $        -               $      24,312
                                                                       =============            =============

                    K.R. INDUSTRIAL SERVICE OF ALABAMA, INC.

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994


5.       Long-Term Debt

         Long-term debt consist of the following:

                                                                1995          1994
                                                             -----------   ----------
         10% note payable to a bank, interest due
            monthly, secured by stockholder assets and
            personal guarantee, due September 1996           $    40,000      45,000

         9.5% note payable to a bank, in monthly
            installments of $912, including interest,
            secured by equipment, due May 1997                  15,238        23,535

         Other notes payable to a bank with interest
            at 9 percent, due in monthly installments
            through June 1996, secured by vehicles               5,970        17,136


         Notes payable to various finance organizations,
            with interest ranging from 11 percent to
            22.8 percent, due in monthly installments
            totaling $8,450, secured by various assets
            of the company.                                    282,193       101,865
                                                             ---------     ---------

                                                               343,401       187,536

         Less current maturities                               126,045        42,676
                                                             ---------     ---------


                                                             $ 217,356     $ 144,860
                                                             =========     =========

                    K.R. INDUSTRIAL SERVICE OF ALABAMA, INC.

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994

5.       Long-Term Debt (Continued)

         Following are aggregate maturities of long-term debt for each of the next five years:

         1996                                        $   126,045
         1997                                             81,335
         1998                                             73,461
         1999                                             53,680
         2000                                              8,880
                                                     -----------


                                                     $   343,401
                                                     ===========

6.       Lease Commitments

         As of December 31, 1995, the Company leased office space and certain equipment under various noncancelable operating and capital leases. Future minimum lease payments required under the operating and capital leases are as follows:

                                                     Operating        Capital
          For the year ended:                          Leases          Leases
                                                   --------------    -----------
                1996                               $       63,058    $   291,276
                1997                                       55,508        255,064
                1998                                       40,723        156,111
                1999                                      -              105,376
                2000                                       -              71,598
                                                   --------------    -----------

          Total minimum lease payments             $      158,839    $   879,425
                                                   ==============

          Less amount representing interest
             (at rates ranging from 3.1% to
             17.1%)                                                      177,604
                                                                     -----------

          Present value of net minimum lease
             payments                                                    701,821

          Less current portion                                           230,197
                                                                     -----------

          Long-Term Portion                                          $   471,624
                                                                     ===========

                    K.R. INDUSTRIAL SERVICE OF ALABAMA, INC.

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994


6.       Lease Commitments (Continued)

         As of December 31, 1995, the Company has equipment purchased under noncancelable capital leases with a cost of $1,327,478 and accumulated amortization of $119,763. See note 7.

7.       Related Party Transactions

         The Company leases certain office facilities from a stockholder under a month to month lease. Rent expense related to this operating lease and included in general and administrative expenses was approximately $5,000 and $1,500 for 1995 and 1994, respectively.

         The stockholders have personally guaranteed a significant portion of the long-term debt and capital lease obligations.

8.       Subsequent Events

         During 1996, Exsorbet Industries, Inc., entered into an agreement with K.R. Industrial Service of Alabama, Inc., to purchase all of the authorized and outstanding common stock of K.R. Industrial Service of Alabama, Inc., in exchange for approximately 546,000 shares of Exsorbet Industries, Inc., common stock, valued at $2,120,000. The planned merger agreement was closed on June 28, 1996.

         PRO FORMA FINANCIAL INFORMATION. The following pro formas for the Acquisition, include financial information from the acquisition of KR Industrial Services of Alabama, Inc. that was acquired on June 26, 1996.

                         PART I. FINANCIAL INFORMATION
                          ITEM 1. FINANCIAL STATEMENTS

                           EXSORBET INDUSTRIES, INC.
                                AND SUBSIDIARIES

                     CONDENSED CONSOLIDATED BALANCE SHEETS

                                     ASSETS



                                           June 30,                                   December 31,
                                   --------------------------                  --------------------------
                                       1996            1995                       1995           1994
                                   (Unaudited)     (Unaudited)                   (Audited)      (Audited)
                                   -----------    -----------                  -----------    -----------
Current Assets
  Cash                             $ 2,608,706    $ 1,330,554                  $    877,182   $   336,587
  Accounts receivable
    - trade, net
    of allowances                    8,793,988      4,288,233                     4,787,962     2,860,260
  Inventories                          552,595      1,116,585                       835,550     1,308,302
  Prepaid and other                    976,156        610,220                       513,877       398,790
                                   -----------    -----------                  ------------   -----------
Total Current Assets                12,931,445      7,345,592                     7,014,571     4,903,939
                                   -----------    -----------                  ------------   -----------

Other Assets
  Intangible assets, net            10,370,086     10,283,828                     9,895,871     9,338,262
  Other assets                       1,699,407        449,865                       200,675        73,264
                                   -----------    -----------                  ------------   -----------
Total Other Assets                  12,069,493     10,733,693                    10,096,546     9,411,526
                                   -----------    -----------                  ------------   -----------

Property, Plant and
  Equipment, net                    14,887,168      8,979,650                    12,103,989     9,319,736
                                   -----------    -----------                  ------------   -----------

Total Assets                       $39,888,106    $27,058,935                  $ 29,215,106   $23,635,201
                                   ===========    ===========                  ============   ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY



                                                       June 30,                               December 31,
                                              ---------------------------              ---------------------------
                                                 1996            1995                     1995           1994
                                              (Unaudited)     (Unaudited)               (Audited)      (Audited)
                                              -----------     -----------              -----------    ------------
Current Liabilities
  Accounts payable
    - trade                                   $ 1,536,849     $ 1,256,070              $ 1,990,202     $ 1,430,887
  Notes payable and
    current maturities of
    long-term debt                              5,812,445       1,868,925                3,373,688       3,132,703
  Other current liabilities                     1,495,156       1,156,077                  785,475         431,412
                                              -----------     -----------              -----------     -----------
Total Current Liabilities                       8,844,450       4,281,072                6,149,365       4,995,002
                                              -----------     -----------              -----------     -----------

Long-term debt, less
  current maturities                            9,798,695       3,980,582                3,490,059       2,066,830
                                              -----------     -----------              -----------     -----------

Deferred Income Taxes                             929,149            -                     116,637         387,734
                                              -----------     -----------              -----------     -----------

Total Liabilities                              19,572,294       8,261,654                9,756,061       7,402,047
                                              -----------     -----------              -----------     -----------

Minority Interest                                    -               -                      36,574          11,001
                                              -----------     -----------              ------------    -----------

Stockholders' Equity
  Common stock                                     10,583          10,539                   10,583          10,080
  Additional paid-in
    capital                                    18,064,851      17,830,895               18,064,852      15,831,859
  Retained earnings
    (deficit)                                   2,240,378         955,847                1,347,036         332,695
                                              -----------     -----------              -----------     -----------
Total Stockholders' Equity                     20,315,812      18,797,281               19,422,471      16,174,634
                                              -----------     -----------              -----------     -----------

Total Liabilities and
  Stockholders' Equity                        $39,888,106     $27,058,935              $29,215,106     $23,635,201
                                              ===========     ===========              ===========     ===========

                           EXSORBET INDUSTRIES, INC,
                                AND SUBSIDIARIES

                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME


                                         Six Months Ended                       Twelve Months Ended
                                             June 30,                               December 31,
                                    --------------------------               --------------------------
                                       1996           1995                      1995           1994
                                    (Unaudited)    (Unaudited)                (Audited)      (Audited)
                                    -----------    -----------               -----------   ------------
Sales                               $15,039,167    $11,078,050               $21,825,894    $16,658,704

Cost of Sales                         8,485,384      7,303,205                12,052,473      9,460,369
                                    -----------    -----------               ------------   -----------

Gross Profit                          6,553,783      3,774,845                 9,773,421      7,198,335
                                    -----------    -----------               -----------    -----------

Costs and Expenses
  Marketing Expense                     786,842        493,065                 1,134,574        354,879
  General and
   Administrative                     2,080,932      1,471,814                 7,896,129      6,006,812
                                    -----------    -----------               -----------    -----------
Total Costs and Expenses              2,867,774      1,964,879                 9,030,703      6,361,691
                                    -----------    -----------               -----------    -----------

Income from Operations                3,686,009      1,809,966                   742,718        836,664

Other Income
  (Expense), Net                       (369,892)      (237,835)                 (360,060)      (282,298)
                                    -----------    -----------               -----------    -----------

Income before
  Income Tax Provisions
    (Benefits)                        3,316,117      1,572,131                   382,658        554,346

Provisions (Benefits) for
  Income Taxes                        1,260,124        597,410                   (88,457)       196,623
                                    -----------    -----------               -----------    -----------

Net Income                          $ 2,055,993    $   974,721               $   471,115    $   357,723
                                    ===========    ===========               ===========    ===========

Average Shares
  Outstanding                        10,582,400     10,326,100                10,436,700      9,867,700
                                    ===========    ===========               ===========    ===========

Net Income per Common
  Share                             $      0.19    $      0.09               $      0.05    $      0.04
                                    ===========    ===========               ===========    ===========

                           EXSORBET INDUSTRIES, INC,
                                AND SUBSIDIARIES

                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS



                                          Six Months Ended                       Twelve Months Ended
                                              June 30,                              December 31,
                                    -----------------------------              ---------------------------
                                         1996             1995                    1995            1994
                                     (Unaudited)      (Unaudited)               (Audited)       (Audited)
                                     -----------      -----------               ---------       ---------
Net Cash (Used) Provided
  by Operating Activities           $ (840,569)        $  684,467              $  604,387       $  785,748
                                    ----------         ----------              ----------       ----------

Cash Flows from Investing
  Activities:
   Net purchases of property,
      plant and equipment           (4,384,916)          (135,268)             (3,269,020)      (4,465,363)
   Change in other assets           (1,790,384)          (208,933)               (417,982)            -
                                     ---------         ----------              ----------       ----------
Net Cash Used in Investing
  Activities                        (6,175,300)          (344,201)             (3,687,002)      (4,465,363)
                                     ---------         ----------              ----------       ----------

Cash Flows from Financing
  Activities:
   Proceeds from issuance of
     debentures                      5,000,000               -                       -                -
   Net proceeds from notes
     payable and long-term
     debt                            3,747,393            653,701               2,308,360        3,009,587
   Distributions to
     stockholders                         -                  -                   (485,150)        (152,331)
   Issuance of common stock               -                  -                  1,800,000          499,999
                                    ----------         ----------              ----------       ----------
Net Cash Flows provided by
  Financing Activities               8,747,393            653,701               3,623,210        3,357,255
                                    ----------         ----------              ----------       ----------

Increase (Decrease) in Cash
  and Cash Equivalents               1,731,524            993,967                 540,595         (322,360)

Cash and Cash Equivalents -
  Beginning of Period                  877,182            336,587                 336,587          658,947
                                    ----------         ----------              ----------      -----------

Cash and Cash Equivalents -
  End of Period                     $2,608,706         $1,330,554              $  877,182       $  336,587
                                    ==========         ==========              ==========       ==========

         EXHIBITS.

         2.1 Agreement dated June 27, 1996 by and between Exsorbet Industries, Inc., KR Acquisition, Inc., KR Industrial Service of Alabama, Inc., Kenneth R. McDonald, Carolyn McDonald, and Kenneth A. Flatt, Jr.

         23.2    Consent of Cooper, Shuffield & Company.

         99.1    Press Release of Exsorbet Industries, Inc. dated June 27, 1996

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EXSORBET INDUSTRIES, INC.



                                         /s/ Charles E. Chunn, Jr.
                                        --------------------------------------
                                        Charles E. Chunn, Jr.
                                        Vice-President


Date: September 9, 1996

EXHIBITS.

         EXHIBIT
         NUMBER

         2.1 Agreement dated June 27, 1996 by and between Exsorbet Industries, Inc., KR Acquisition, Inc., KR Industrial Service of Alabama, Inc., Kenneth R. McDonald, Carolyn McDonald, and Kenneth A. Flatt, Jr.

         23.2    Consent of Cooper, Shuffield & Company.

         99.1    Press Release of Exsorbet Industries, Inc. dated June 27, 1996